Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Idan Maimon, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q of Intellisense Solutions Inc. (the “Company”) for the three months ended June 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

By:	/s/ Idan Maimon
Idan Maimon
Chief Executive Officer
(Principal Executive Officer)

Date: August 14, 2019

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Oded Gilboa, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q of Intellisense Solutions Inc. (the “Company”) for the three months ended June 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Oded Gilboa
Oded Gilboa
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Date: August 14, 2019